Exhibit 99.2

The Rouse Company
Supplemental Materials
Third Quarter 2003

The Rouse Company and Unconsolidated Proportionate Share Ventures
Statement of Net Operating Income
(in thousands)

Retail centers

	For the three months ended September 30,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$96,990	$19,691	$116,681	$102,845	$13,236	$116,081
Percentage rents	1,883	655	2,538	2,728	444	3,172
Specialty retail rents	6,217	690	6,907	6,643	406	7,049
Other rents (note 1)	53,942	9,873	63,815	56,328	7,071	63,399
Other revenues (note 2)	6,731	358	7,089	9,560	700	10,260
	165,763	31,267	197,030	178,104	21,857	199,961
Share of FFO of minority interest ventures (note 3)	1,894	—	1,894	4,875	—	4,875
Total revenues	167,657	31,267	198,924	182,979	21,857	204,836

Operating expenses	69,486	11,473	80,959	73,454	8,328	81,782

Net Operating Income	$98,171	$19,794	$117,965	$109,525	$13,529	$123,054

Notes:

(1)	Other rents are comprised primarily of charges to tenants for operating expenses.
(2)	Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.
(3)	Minority interest ventures include: Randhurst, Staten Island Mall and certain other assets acquired in the Rodamco transaction
(Kravco, Sawmill Place and River Ridge Mall). The Company acquired its partners’ interests in Ridgedale Center and Southland Center in November 2002 and in Staten Island Mall in August 2003.

The Rouse Company and Unconsolidated Proportionate Share Ventures
Statement of Net Operating Income
(in thousands)

Retail centers

	For the nine months ended September 30,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$303,307	$57,217	$360,524	$271,912	$40,386	$312,298
Percentage rents	6,548	1,307	7,855	7,846	906	8,752
Specialty retail rents	17,461	1,830	19,291	16,420	1,508	17,928
Other rents (note 1)	168,306	30,043	198,349	145,238	20,831	166,069
Other revenues (note 2)	26,208	2,180	28,388	28,432	1,751	30,183
	521,830	92,577	614,407	469,848	65,382	535,230
Share of FFO of minority interest ventures (note 3)	7,695	—	7,695	9,793	—	9,793
Total revenues	529,525	92,577	622,102	479,641	65,382	545,023

Operating expenses	215,730	34,415	250,145	196,855	23,492	220,347

Net Operating Income	$313,795	$58,162	$371,957	$282,786	$41,890	$324,676

Notes:

(1)	Other rents are comprised primarily of charges to tenants for operating expenses.
(2)	Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.
(3)

Minority interest ventures include: Randhurst, Staten Island Mall and certain other assets acquired in the Rodamco transaction  (Kravco, Sawmill Place and River Ridge Mall). The Company acquired its partners’ interests in Ridgedale Center and Southland  Center in November 2002 and in Staten Island Mall in August 2003.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the three months ended September 30,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$70,665	$46,016	$116,681	$67,787	$48,294	$116,081
Percentage rents	1,697	841	2,538	1,908	1,264	3,172
Specialty retail rents	4,653	2,254	6,907	4,408	2,641	7,049
Other rents	38,458	25,357	63,815	36,748	26,651	63,399
Other revenues	4,901	2,188	7,089	5,844	4,416	10,260
	120,374	76,656	197,030	116,695	83,266	199,961
Share of FFO of minority interest ventures	—	1,894	1,894	—	4,875	4,875
Total revenues	120,374	78,550	198,924	116,695	88,141	204,836

Operating expenses	46,896	34,063	80,959	46,889	34,893	81,782

Net Operating Income	$73,478	$44,487	$117,965	$69,806	$53,248	$123,054

Note -

Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, The Jacksonville Landing, Lakeside Mall, Moorestown Mall, North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers and other retail properties in Columbia, Maryland and additional interests acquired in Collin Creek,  Perimeter Mall, Ridgedale Center, Southland Center,  Staten Island Mall and Willowbrook.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the nine months ended September 30,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$208,265	$152,259	$360,524	$202,052	$110,246	$312,298
Percentage rents	4,676	3,179	7,855	5,501	3,251	8,752
Specialty retail rents	12,467	6,824	19,291	12,110	5,818	17,928
Other rents	112,310	86,039	198,349	105,051	61,018	166,069
Other revenues	15,111	13,277	28,388	17,685	12,498	30,183
	352,829	261,578	614,407	342,399	192,831	535,230
Share of FFO of minority interest ventures	—	7,695	7,695	226	9,567	9,793
Total revenues	352,829	269,273	622,102	342,625	202,398	545,023

Operating expenses	138,053	112,092	250,145	137,572	82,775	220,347

Net Operating Income	$214,776	$157,181	$371,957	$205,053	$119,623	$324,676

Note -

Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, The Jacksonville Landing, Lakeside Mall, Moorestown Mall, North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers and other retail properties in Columbia, Maryland and additional interests acquired in Collin Creek,  Perimeter Mall, Ridgedale Center, Southland Center, Staten Island Mall and Willowbrook.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company and Unconsolidated Proportionate Share Ventures
Statement of Net Operating Income
(in thousands)

Office and other properties

	For the three months ended September 30,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$36,891	$1,092	$37,983	$37,784	$925	$38,709
Other rents (note 1)	5,002	394	5,396	5,802	603	6,405
Other revenues (note 2)	5,169	565	5,734	5,376	346	5,722
	47,062	2,051	49,113	48,962	1,874	50,836
Share of FFO of minority interest ventures (note 3)	625	—	625	—	—	—
Total revenues	47,687	2,051	49,738	48,962	1,874	50,836

Operating expenses	18,976	1,184	20,160	19,826	1,012	20,838

Net Operating Income	$28,711	$867	$29,578	$29,136	$862	$29,998

Notes:
(1)	Other rents are comprised primarily of charges to tenants for operating expenses.
(2)	Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.
(3)	Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City that began operations in October 2002. An interest in the hotel was acquired in the Rodamco transaction.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the nine months ended September 30,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$113,406	$3,218	$116,624	$114,934	$1,530	$116,464
Other rents (note 1)	13,606	1,134	14,740	16,097	775	16,872
Other revenues (note 2)	16,391	1,684	18,075	17,342	649	17,991
	143,403	6,036	149,439	148,373	2,954	151,327
Share of FFO of minority interest ventures (note 3)	516	—	516	—	—	—
Total revenues	143,919	6,036	149,955	148,373	2,954	151,327

Operating expenses	56,100	3,509	59,609	58,043	1,679	59,722

Net Operating Income	$87,819	$2,527	$90,346	$90,330	$1,275	$91,605

Notes:

(1)	Other rents are comprised primarily of charges to tenants for operating expenses.
(2)	Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.
(3)

Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City that began  operations in October 2002. An interest in the hotel was acquired in the Rodamco transaction.

The Rouse Company
Statement of Net Operating Income - Comparable and Noncomparable Properties (note)
(in thousands)

Office and other properties

	For the three months ended September 30,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$36,697	$1,286	$37,983	$35,853	$2,856	$38,709
Other rents	5,002	394	5,396	5,448	957	6,405
Other revenues	5,165	569	5,734	5,361	361	5,722
	46,864	2,249	49,113	46,662	4,174	50,836
Share of FFO of minority interest ventures	—	625	625	—	—	—
Total revenues	46,864	2,874	49,738	46,662	4,174	50,836

Operating Expenses	18,840	1,320	20,160	18,994	1,844	20,838

Net Operating Income	$28,024	$1,554	$29,578	$27,668	$2,330	$29,998

Note -

Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of or prepared for disposition.  Such properties include the following: the office components of Oakbrook Center and Water Tower Place, an interest in Westin New York, an office building in Columbia, Maryland, an office building in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the nine months ended September 30,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$110,343	$6,281	$116,624	$109,295	$7,169	$116,464
Other rents	12,994	1,746	14,740	15,160	1,712	16,872
Other revenues	16,366	1,709	18,075	17,241	750	17,991
	139,703	9,736	149,439	141,696	9,631	151,327
Share of FFO of minority interest ventures	—	516	516	—	—	—
Total revenues	139,703	10,252	149,955	141,696	9,631	151,327

Operating Expenses	54,483	5,126	59,609	55,527	4,195	59,722

Net Operating Income	$85,220	$5,126	$90,346	$86,169	$5,436	$91,605

Note - Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of or prepared for disposition.  Such properties include the following: the office components of Oakbrook Center and Water Tower Place, an interest in Westin New York, an office building in Columbia, Maryland, an office building in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company
Net Operating Income from Community Development
(in thousands)

	Columbia Operations	Summerlin Operations	Total Community Development
For the three months ended September 30, 2003

Revenues	$31,079	$31,754	$62,833
Operating costs and expenses	$10,502	$18,971	$29,473

Net Operating Income	$20,577	$12,783	$33,360

For the three months ended September 30, 2002

Revenues	$17,959	$54,202	$72,161
Operating costs and expenses	$7,105	$39,217	$46,322

Net Operating Income	$10,854	$14,985	$25,839

For the nine months ended September 30, 2003

Revenues	$56,232	$165,528	$221,760
Operating costs and expenses	$19,616	$109,576	$129,192

Net Operating Income	$36,616	$55,952	$92,568

For the nine months ended September 30, 2002

Revenues	$49,029	$126,281	$175,310
Operating costs and expenses	$18,804	$93,837	$112,641

Net Operating Income	$30,225	$32,444	$62,669

Note -

Revenues of Columbia Operations includes the Company’s equity in the earnings of the joint venture that is developing the community of Fairwood.  The Company’s equity in the earnings of that joint venture was $0.1 million and $2.1 million in the three and nine months ended September 30, 2003, respectively, and $1.3 million and $1.5 million in the three and nine months ended September 30, 2002, respectively.

The Rouse Company
Occupancy Percentages
September 30, 2003

	Occupancy at September 30, 2003	Average Occupancy YTD	Occupancy at September 30, 2002	Average Occupancy YTD

Retail:

The percentages noted below are exclusive of community centers, and projects in disposition. For a definition of comparable properties, please see the retail statement of net operating income.

Comparable properties	93.4%	92.6%	93.8%	92.8%

Comparable and non-comparable properties combined	93.2%	92.4%	92.6%	90.4%

Office	87.7%	88.0%	89.0%	89.9%

The Rouse Company
Sales Data

Rolling Twelve Months Ended September 30,2003

Volume

As of October 1, 2002, The Rouse Company managed 12,623,681square feet of retail space that continued to be in operation at September 30, 2003.  The volume of sales produced in that comparable (same-store) space increased 1.1% in 2003 over 2002.  For detailed information concerning growth by merchant category and region please see the Rouse Retail Barometer.

Productivity

There are numerous ways to compute and analyze sales per square foot for portfolios of properties.  Listed below are some of the most meaningful.  Data below is exclusive of community centers, and projects in disposition.

Sales PSF
Comparable tenants in comparable properties, excluding tenant
space over 10,000 square feet.	$404
Comparable tenants in all properties, excluding tenant space over
10,000 square feet. (1)	$425
Comparable tenants in comparable properties.	$382
Comparable tenants in all properties.	$403
Comparable space sales in comparable properties, excluding space over
10,000 square feet.	$389
Comparable space sales in all properties, excluding space over 10,000 square feet.	$411
Comparable space sales in comparable properties.	$370
Comparable space sales in all properties.	$392

Definitions:
Comparable tenant sales:	Same tenant, same space with no new additions.
Comparable space sales:	Same space in both years, no acquisitions or new development.
Non-comparable properties:	Properties which, in 2003 or 2002, were acquired,
expanded, opened or prepared for disposition, for a listing of non-comparable projects please see the retail statements of net operating income.

(1)  Total rent to sales ratio (occupancy cost) is 15.0%.

The Rouse Company
Schedule of Expiring Footage, Excluding Department Stores and Storage (Note 1)
As of September 30, 2003

	Remaining 2003	2004	2005	2006	2007

Retail centers	453,883	1,607,515	1,508,626	1,386,056	1,425,629

Office and other properties	545,346	1,154,789	937,248	1,265,501	836,294

Note:

(1)  Footage amounts represent gross leasable area expiring during the year.  Re-leasing assumptions are not included.

The Rouse Company

Significant Retail Tenant Concentration

September 30, 2003

		Percentage
	Tenant	of GLA

1	The Limited, Inc.	7.6%
2	The Gap, Inc.	5.0%
3	Foot Locker, Inc.	2.7%
4	Abercrombie & Fitch, Inc.	2.0%
5	Retail Brand Alliance, Inc.	1.4%
6	Lerner New York, Inc.	1.4%
7	Ann Taylor, Inc.	1.3%
8	Spiegel, Inc.	1.3%
9	Williams-Sonoma, Inc.	1.3%
10	Trans World Music Corporation	1.2%

The Rouse Company and Unconsolidated Proportionate Share Ventures
Additions to Operating Properties and Properties in Development
For the three months ended September 30, 2003
(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$4,807	$10,823	$15,630

Renovations and Expansions	22,091	1,423	23,514

Tenant Allowances, Improvements and Leasing Commissions	3,954	454	4,408

Building and Other	11,332	337	11,669

Total	$42,184	$13,037	$55,221

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$3,551	$—	$3,551

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	3,994	26	4,020

Building and Other	2,157	—	2,157

Total	$9,702	$26	$9,728

The Rouse Company and Unconsolidated Proportionate Share Ventures
Additions to Operating Properties and Properties in Development
For the nine months ended September 30, 2003
(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$34,049	$28,427	$62,476

Renovations and Expansions	69,682	6,134	75,816

Tenant Allowances, Improvements and Leasing Commissions	9,350	1,163	10,513

Building and Other	22,541	959	23,500

Total	$135,622	$36,683	$172,305

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$8,450	$—	$8,450

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	11,023	26	11,049

Building and Other	5,272	—	5,272

Total	$24,745	$26	$24,771

The Rouse Company and Unconsolidated Proportionate Share Ventures
Combined Balance Sheets (in thousands)

	September 30, 2003			December 31, 2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

Assets:
Operating properties, net	$4,660,729	$944,260	$5,604,989	$4,931,228	$862,148	$5,793,376
Properties in development	235,510	32,697	268,207	176,214	14,502	190,716
Land held for development and sale	404,600	251	404,851	321,744	251	321,995
Investments in and advances to other unconsolidated real estate ventures	505,497	(382,034)	123,463	442,405	(345,978)	96,427
Prepaid expenses, receivables under finance leases and other assets	469,447	19,011	488,458	383,914	23,901	407,815
Accounts and notes receivable	57,942	5,657	63,599	56,927	6,118	63,045
Cash, cash equivalents and marketable securities	80,396	17,143	97,539	73,736	16,452	90,188

Total	$6,414,121	$636,985	$7,051,106	$6,386,168	$577,394	$6,963,562

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$4,285,928	$627,750	$4,913,678	$4,441,477	$566,414	$5,007,891
Other liabilities	797,974	9,235	807,209	696,267	10,980	707,247
Company-obligated preferred securities	104,284	—	104,284	136,340	—	136,340
Shareholders’ equity	1,225,935	—	1,225,935	1,112,084	—	1,112,084

Total	$6,414,121	$636,985	$7,051,106	$6,386,168	$577,394	$6,963,562

The Rouse Company and Unconsolidated Proportionate Share Ventures
Comparative Balance Sheets (in thousands)

	September 30 2003	June 30 2003	March 31 2003	December 31 2002	September 30 2002

Assets:
Operating properties, net	$5,604,989	$5,395,519	$5,454,477	$5,793,376	$5,449,363
Properties in development	268,207	246,329	209,968	190,716	357,241
Properties held for sale	—	—	342,483	—	—
Land held for development and sale	404,851	383,877	322,105	321,995	310,157
Investments in and advances to other unconsolidated real estate ventures	123,463	101,680	97,543	96,427	126,888
Prepaid expenses, receivables under finance leases and other assets	488,458	375,914	389,824	407,815	369,087
Accounts and notes receivable	63,599	55,233	66,449	63,045	71,572
Cash, cash equivalents and marketable securities	97,539	97,800	102,386	90,188	210,648

Total	$7,051,106	$6,656,352	$6,985,235	$6,963,562	$6,894,956

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$4,913,678	$4,570,557	$4,780,518	$5,007,891	$4,971,064
Debt related to properties held for sale	—	—	296,299	—	—
Other liabilities	807,209	728,805	657,089	707,247	634,800
Company-obligated preferred securities	104,284	126,590	136,340	136,340	136,340
Shareholders’ equity	1,225,935	1,230,400	1,114,989	1,112,084	1,152,752

Total	$7,051,106	$6,656,352	$6,985,235	$6,963,562	$6,894,956

The Rouse Company and Unconsolidated Proportionate Share Ventures
Debt Summary
(in thousands)
September 30, 2003

	The Rouse Company			Unconsolidated Proportionate Share Ventures			Total
	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)

Parent Company debt and property debt carrying a parent company guarantee of repayment

Variable rate	$335,214	2.0%	2.6	$2,727	3.0%	0.1	$337,941	2.0%	2.6
Variable rate debt swapped to fixed	320,032	3.8%	2.4	68,000	3.4%	0.1	388,032	3.7%	2.0
Fixed rate	815,460	7.3%	6.5	—	—	—	815,460	7.3%	6.5

	1,470,706	5.3%	4.7	70,727	3.4%	0.1	1,541,433	5.2%	4.5

Property debt not carrying a Parent Company guarantee of repayment

Variable rate	60,897	2.9%	2.9	—	—	—	60,897	2.9%	2.9
Variable rate debt swapped to fixed	613,545	3.9%	2.4	—	—	—	613,545	3.9%	2.4
Fixed rate	2,140,780	7.4%	5.6	557,023	5.7%	7.4	2,697,803	7.0%	6.0

	2,815,222	6.5%	4.8	557,023	5.7%	7.4	3,372,245	6.4%	5.3

Total debt	$4,285,928	6.1%	4.8	$627,750	5.4%	6.6	$4,913,678	6.0%	5.0

The Rouse Company

Coverage Ratios (Note)

September 30, 2003

	9/30/2003	9/30/2002
Interest Coverage

1) Net earnings	$169,187	$145,151
2) Funds from operations (FFO)	266,355	191,941
3) Interest expense	206,860	196,145
4) Quips expense	8,999	9,630

Calculations:

Net earnings (1+3+4)/3	1.9	1.8
FFO (2+3+4)/3	2.3	2.0

Interest and Preferred Coverage

1) Net earnings	$169,187	$145,151
2) Funds from operations (FFO)	266,355	191,941
3) Interest expense	206,860	196,145
4) Quips expense	8,999	9,630
5) Preferred distributions	10,287	10,061

Calculations:

Net earnings (1+3+4)/(3+4+5)	1.7	1.6
FFO (2+3+4)/(3+4+5)	2.1	1.8

Note - The above calculations are an illustrative presentation of the Company’s ability to cover its interest and preferred distribution obligations.  These calculations are not prepared in accordance with the terms of various loans which, among other things require the Company to maintain specified minimum levels of debt service coverage. See the Financial Highlights attached to the Company’s press release dated October 28, 2003 for a reconciliation of FFO to net earnings.

The Rouse Company and Unconsolidated Proportionate Share Ventures
Schedule of Unencumbered Net Operating Income   (1)

(in thousands)

For the three months ended September 30, 2003:

NOI generated by unencumbered retail assets(2)	$15,834

NOI generated by unencumbered office and other assets(3)	1,050

Community development NOI, pre-tax	33,360

Total	$50,244

For the nine months ended September 30, 2003:

NOI generated by unencumbered retail assets(2)	$46,487

NOI generated by unencumbered office and other assets(3)	3,009

Community development NOI, pre-tax	92,568

Total	$142,064

Notes:
(1)	Unencumbered NOI is pursuant to the terms of our unsecured corporate credit facility. Projects included in this schedule are those in which the Company has a continuing interest.
(2)	Retail assets that are unencumbered consist of four regional malls.
(3)	Office and other assets that are unencumbered consist of 14 office buildings located in Baltimore, Maryland.

The Rouse Company and Unconsolidated Proportionate Share Ventures
Schedule of Balloon Payments Due
(in thousands)
September 30, 2003

	2003	2004	2005	2006	2007

The Rouse Company	$33,615	$433,021	$406,057	$798,935	$448,053

Unconsolidated Proportionate Share Ventures	—	2,700	—	—	45,926

Total	$33,615	$435,721	$406,057	$798,935	$493,979

The Rouse Company and Unconsolidated Proportionate Share Ventures
Debt Maturities
September 30, 2003
($ in millions)

	Remaining 2003	2004	2005	2006	2007	Thereafter	Total

Consolidated debt:

Fixed rate debt	$48	285	176	343	242	1,862	$2,956
Average interest rate	7.3%	7.3%	7.3%	7.2%	7.1%	7.1%	7.1%

Variable rate debt	$3	230	310	519	260	8	$1,330
Average interest rate	2.5%	2.4%	2.1%	2.3%	3.3%	3.3%	2.5%

Unconsolidated Proportionate Share Venture debt:

Fixed rate debt	$2	10	9	10	56	470	$557
Average interest rate	5.7%	5.7%	5.7%	5.7%	5.6%	5.6%	5.6%

Variable rate debt	$71	—	—	—	—	—	$71
Average interest rate	—	—	—	—	—	—	—